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Exhibit 10.19

MASTER SEPARATION AGREEMENT

between

ALLETE, INC.

and

ADESA, INC.

i

ii

EXHIBITS

Exhibit A	Certificate of Secretary of ALLETE
Exhibit B	Certificate of Secretary of ADESA
Exhibit C	Tax Sharing Agreement
Exhibit D	Joint Aircraft Ownership & Management Agreement
Exhibit E	Employee Matters Agreement
Exhibit F	Tax Plan

iii

MASTER SEPARATION AGREEMENT

        This Master Separation Agreement (this "Agreement") is dated as of            , 2004, between ALLETE, Inc., a Minnesota corporation ("ALLETE"), and ADESA, Inc., a Delaware corporation ("ADESA," and together with ALLETE, each a "Party," and together, the "Parties"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Article IX hereof.

RECITALS

        WHEREAS, ALLETE is the beneficial owner of all the issued and outstanding common stock of ADESA;

        WHEREAS, ALLETE, through its wholly-owned subsidiary, ADESA, is engaged in the business of providing wholesale vehicle auctions and related vehicle redistribution services for the automotive industry in North America as well as short-term inventory financing for used vehicle dealers, as more completely described in the IPO Registration Statement (the "ADESA Business");

        WHEREAS, the Boards of Directors of ALLETE and ADESA have each determined that it would be appropriate and desirable to separate the ADESA Business from ALLETE by means of the Distribution;

        WHEREAS, ALLETE and ADESA currently contemplate that ADESA will make an initial public offering ("IPO") of an amount of its common stock pursuant to a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended (the "IPO Registration Statement"), that will reduce ALLETE's ownership of ADESA to not less than 80.1%; and

        WHEREAS, the Parties intend in this Agreement, including the Exhibits and Schedules hereto, to set forth the principal arrangements between them regarding the separation of the ADESA Business from ALLETE;

        NOW, THEREFORE, in consideration of the foregoing and the terms, conditions, covenants and provisions of this Agreement, ALLETE and ADESA mutually covenant and agree as follows:

ARTICLE I
SEPARATION

        Section 1.1    EFFECTIVE DATE.    Unless otherwise provided in this Agreement, or in any agreement to be executed in connection with this Agreement, the effective time and date of this Agreement shall be the earlier to occur of (i) the Debt Financing Date or (ii) the IPO Date (the "Effective Date").

ARTICLE II
DOCUMENTS AND ITEMS TO BE
DELIVERED ON THE EFFECTIVE DATE

        Section 2.1    DOCUMENTS TO BE DELIVERED BY ALLETE.    On the Effective Date ALLETE will deliver to ADESA all of the following items and agreements:

          (a)   A duly executed Tax Sharing Agreement substantially in the form attached hereto as Exhibit C (the "Tax Sharing Agreement");

          (b)   A duly executed Joint Aircraft Ownership & Management Agreement, substantially in the form attached hereto as Exhibit D (the "Joint Aircraft Agreement");

          (c)   A duly executed Employee Matters Agreement, substantially in the form attached hereto as Exhibit E (the "Employee Matters Agreement"); and

          (d)   A certificate of the Secretary or an Assistant Secretary of ALLETE in the form attached to this Agreement as Exhibit A.

        Section 2.2    DOCUMENTS TO BE DELIVERED BY ADESA.    On the Effective Date ADESA will deliver, or will cause its appropriate Subsidiaries to deliver, to ALLETE all of the following items and agreements:

          (a)   In each case where ADESA is a party to any agreement or instrument referred to in Section 2.1, a duly executed counterpart of such agreement or instrument;

          (b)   Resignations of each person identified on Schedule 2.2(b) who is an officer or director of ALLETE or its Subsidiaries, other than ADESA and its Subsidiaries, immediately prior to the Effective Date, and who will be an employee or a director of ADESA or any of its Subsidiaries from and after the Distribution Date, from such office or position of ALLETE or its Subsidiaries; PROVIDED, HOWEVER, that the individuals identified on Schedule 2.2(b) shall continue to hold the positions of ALLETE, and for such period, as indicated on such schedule; and

          (c)   A certificate of the Secretary or an Assistant Secretary of ADESA in the form attached to this Agreement as Exhibit B.

ARTICLE III
THE IPO AND ACTIONS PENDING THE IPO; DISTRIBUTION

        Section 3.1    TRANSACTIONS PRIOR TO THE IPO.    Subject to the occurrence of the events described in Section 3.4, ALLETE and ADESA currently intend to consummate the IPO and to take, or cause to be taken, the actions specified in this Section 3.1.

          (a)    REGISTRATION STATEMENT.    ADESA intends to file the IPO Registration Statement, and such amendments or supplements thereto as may be necessary in order to cause the same to become and remain effective as required by law or by the managing underwriters for the IPO (the "Underwriters"), including, without limitation, filing such amendments or supplements to the IPO Registration Statement as may be required by the underwriting agreement to be entered into among ADESA and the Underwriters (the "Underwriting Agreement"), the Securities and Exchange Commission (the "Commission") or federal, state or foreign securities laws. ALLETE and ADESA also intend to cooperate in preparing, filing with the Commission and causing to become effective a registration statement registering the common stock of ADESA under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any registration statements or amendments thereof which are required to reflect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the IPO, the Distribution or the other transactions contemplated by this Agreement.

          (b)    UNDERWRITING AGREEMENT.    ADESA intends to enter into the Underwriting Agreement, in form and substance reasonably satisfactory to ADESA, and to comply with its obligations thereunder.

          (c)    NYSE LISTING.    ADESA intends to prepare, file and make effective, an application for listing of its common stock issued in the IPO on the New York Stock Exchange ("NYSE"), subject to official notice of issuance.

        Section 3.2    COOPERATION.    ADESA shall consult with, and cooperate in all respects with, ALLETE in connection with the pricing of the common stock of ADESA to be offered in the IPO and shall, at ALLETE's direction, promptly take any and all actions necessary or desirable to consummate the IPO as contemplated by the IPO Registration Statement and the Underwriting Agreement.

        Section 3.3    DEBT FINANCING EVENTS.    On the Debt Financing Date, the following events shall have occurred:

          (a)    PAYMENT OBLIGATIONS.    ADESA, prior to or concurrently with the Debt Financing, shall have (collectively, the "Debt Financing Events"):

            (i)    Repaid all borrowings under the Amended and Restated Credit Agreement dated as of July 25, 2003 between ADESA Corporation and Bank One, N.A.;

            (ii)   Provided notices of its intention to redeem approximately $125 million of its outstanding debt (other than the debt described in clauses (i), (iii) and (iv) hereof);

            (iii)  Repaid all intercompany debt owed to ALLETE and its Affiliates, other than ADESA and its Affiliates;

            (iv)  Provided notices of its intention to prepay approximately $73 million of its outstanding debt owed to Sun Trust and other creditors under synthetic leases as required by the terms of the credit documents representing such outstanding debt, which debt then shall be repaid by ADESA immediately following the expiration of the applicable notice period; and

            (v)   Paid a $100 million dividend to ALLETE on or before the IPO Date as described in the IPO Registration Statement; and

          (b)    DELIVERIES.    Each Party shall have made the deliveries required pursuant to Section 2.1 and Section 2.2, respectively.

        Section 3.4    IPO EVENTS.    On the IPO Date, the following events shall have occurred (collectively, the "IPO Events"):

          (a)    DEBT FINANCING TRANSACTIONS.    As described in the IPO Registration Statement, ADESA, concurrently with the IPO, shall have consummated the Debt Financing and Debt Financing Events;

          (b)    REGISTRATION STATEMENT.    The IPO Registration Statement shall have been filed and declared effective by the Commission, and there shall be no stop-order in effect with respect thereto;

          (c)    BLUE SKY.    The actions and filings with regard to applicable securities and blue sky laws of any state (and any comparable laws under any foreign jurisdictions) shall have been taken and, where applicable, have become effective or been accepted;

          (d)    NYSE LISTING.    The common stock of ADESA to be issued in the IPO shall have been accepted for listing on the NYSE, on official notice of issuance;

          (e)    UNDERWRITING AGREEMENT.    ADESA shall have entered into the Underwriting Agreement and all conditions to the obligations of ADESA and the Underwriters shall have been satisfied or waived by the party that is entitled to the benefit thereof;

          (f)    STOCK OWNERSHIP.    ALLETE shall be satisfied, in its sole discretion, that ALLETE will own at least 80.1% of the outstanding common stock of ADESA and that ADESA will have no class of equity other than common stock outstanding, immediately following the IPO; and

          (g)    DELIVERIES.    Each Party shall have made the deliveries required pursuant to Section 2.1 and Section 2.2, respectively.

        Section 3.5    DISTRIBUTION

          (a)    DISTRIBUTION GENERALLY.    At any time after the Effective Date, if ALLETE, in its sole and absolute discretion, advises ADESA that ALLETE intends to pursue the Distribution, ADESA agrees to take all action reasonably requested by ALLETE to facilitate the Distribution.

          (b)    ALLETE'S SOLE DISCRETION.    ALLETE shall, in its sole and absolute discretion, determine whether to proceed with all or part of the Distribution, the date of the consummation of the Distribution and the timing of and conditions to the consummation of the Distribution. In addition, ALLETE shall determine the terms of the Distribution, including, without limitation, the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution. ALLETE may, at any time and from time to time until the completion of the Distribution, modify or change the terms of the Distribution, including, without limitation, by accelerating or delaying the timing of the consummation of all or part of the Distribution. ADESA shall cooperate with ALLETE in all respects to accomplish the Distribution and shall, at ALLETE's direction, promptly take any and all actions that ALLETE deems reasonably necessary or desirable to effect the Distribution, including, without limitation, the registration under the Securities Act of the common stock of ADESA on an appropriate registration form or forms to be designated by ALLETE. ALLETE shall select any investment banker(s) and manager(s) in connection with the Distribution, as well as any financial printer, solicitation and/or exchange agent and outside counsel for ALLETE.

        Section 3.6    FURTHER ASSURANCES REGARDING THE IPO, DEBT FINANCING AND DISTRIBUTION.

          (a)   ALLETE and ADESA shall each use their commercially reasonable best efforts to effect, or cause to be effected, the Debt Financing Events and the IPO Events.

          (b)   In addition to the actions specifically provided for elsewhere in this Agreement, if ALLETE decides to proceed with the Distribution, ADESA and ALLETE shall each take, or cause to be taken, all actions, and do, or cause to be done, all things which ALLETE deems to be reasonably necessary, proper or expeditious under applicable laws, regulations and agreements in order to consummate and make effective the Distribution as promptly as reasonably practicable. Without limiting the generality of the foregoing, ADESA and ALLETE shall cooperate and shall each execute and deliver, or use its commercially reasonable best efforts to cause to have executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all required filings with, and to obtain all required consents, approvals or authorizations of, any domestic or foreign governmental or regulatory authority in order to consummate and make effective the Distribution.

ARTICLE IV
COVENANTS AND OTHER MATTERS

        Section 4.1    OTHER AGREEMENTS.    ALLETE and ADESA agree to execute or cause to be executed by the appropriate parties and deliver, as appropriate, such other agreements, instruments and other documents as may be necessary or desirable in order to effect the purposes of this Agreement and the Ancillary Agreements.

        Section 4.2    FURTHER INSTRUMENTS.    At the request of ADESA, and without further consideration, ALLETE will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to ADESA and its Subsidiaries such other instruments of transfer, conveyance, assignment, substitution and confirmation and take such action as ADESA may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to ADESA and its Subsidiaries and confirm ADESA's and its Subsidiaries' title to all of the assets, rights and other things of value used in the operation of the ADESA Business prior to the Effective Date or to be transferred to ADESA and its Subsidiaries pursuant to this Agreement, the Ancillary Agreements, and any documents referred to therein, to put ADESA and its Subsidiaries in actual possession and operating control thereof and to permit ADESA and its Subsidiaries to exercise all rights with respect thereto (including, without limitation, rights under contracts and other arrangements as to which the consent of any third party to the transfer thereof shall not have previously been obtained). At the request of ALLETE and without further consideration, ADESA will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to ALLETE and its Subsidiaries all instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as ALLETE may reasonably deem necessary or desirable in order to have ADESA fully and unconditionally assume and discharge the liabilities contemplated to be assumed by ADESA under this Agreement or any document in connection herewith and to relieve the ALLETE Group of any liability or obligation with respect thereto and evidence the same to third parties. Neither ALLETE nor ADESA shall be obligated, in connection with the foregoing, to expend money other than reasonable out-of-pocket expenses, attorneys' fees and recording or similar fees, unless reimbursed by the other Party. Furthermore, each Party, at the request of the other Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

        Section 4.3    AGREEMENT FOR EXCHANGE OF INFORMATION

          (a)    GENERALLY.    Each of ALLETE and ADESA agrees to provide, or cause to be provided, to the other, as soon as reasonably practicable after written request therefor, (i) at any time until the first ALLETE fiscal year end occurring after the Distribution Date (and for a reasonable period thereafter as required to fulfill ALLETE's reporting and tax obligations), all reports and other Information regularly provided by ADESA to ALLETE prior to the Effective Date and (ii) at any time, any Information in the possession or under the control of such Party that the requesting Party reasonably needs: (A) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party, (B) to comply with any judicial, regulatory, administrative proceeding or order or to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements (except in the case of a legal or other proceeding by one Party against another Party), or (C) to comply with its obligations under this Agreement or any Ancillary Agreement or; PROVIDED, HOWEVER, that in the event that any Party determines that any such provision of Information could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence. Each of ALLETE and ADESA agree to make their respective personnel available to discuss the Information exchanged pursuant to this Section 4.3.

          (b)    INTERNAL ACCOUNTING CONTROLS; FINANCIAL INFORMATION.    After the Effective Date and until the first ALLETE fiscal year end occurring after the Distribution Date (and for a reasonable period thereafter as required to fulfill the Parties' respective reporting and tax obligations), (i) each Party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent reasonably necessary to enable the other Party to satisfy its reporting, tax return, accounting, audit and other obligations, and (ii) each Party shall provide, or cause to be provided, to the other Party and its Subsidiaries, in such form as the Party has previously provided such information or, if not previously provided, as such requesting Party shall reasonably request, at no charge to the requesting Party, all financial and other data and information as the requesting Party reasonably determines necessary or advisable in order to prepare its financial statements and reports or filings with any Governmental Authority.

          (c)    OWNERSHIP OF INFORMATION.    Any Information owned by a Party that is provided to a requesting Party pursuant to this Section 4.3 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

          (d)    RECORD RETENTION.    To facilitate the possible exchange of Information pursuant to this Section 4.3 and other provisions of this Agreement after the Distribution Date, each Party agrees to use its commercially reasonable best efforts until the Distribution Date to retain all Information in its respective possession or control substantially in accordance with its respective record retention policies as in effect on the Effective Date. However, except as set forth in the Tax Sharing Agreement, at any time after the Distribution Date, each Party may amend its respective record retention policies at such Party's discretion; PROVIDED, HOWEVER, that if a Party desires to effect the amendment within three (3) years after the Distribution Date, the amending Party must give thirty (30) days prior written notice of such change in the policy to the other Party to this Agreement. No Party will destroy, or permit any of its Subsidiaries to destroy, any Information that exists on the Effective Date (other than Information that is permitted to be destroyed under the current respective record retention policies of each Party) and that falls under the categories listed in Section 4.3(a), without first notifying the other Party of the proposed destruction and giving the other Party the opportunity to take possession or make copies of such Information prior to such destruction.

          (e)    LIMITATION OF LIABILITY.    Each Party will use its commercially reasonable best efforts to ensure that Information provided to the other Party hereunder is accurate and complete; PROVIDED, HOWEVER, no Party shall have any liability to any other Party in the event that any Information exchanged or provided pursuant to this Section 4.3 is found to be inaccurate, in the absence of gross negligence or willful misconduct by the party providing such Information. No Party shall have any liability to any other Party if any Information is destroyed or lost after the relevant Party has complied with the provisions of Section 4.3(d).

          (f)    OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION.    The rights and obligations granted under this Section 4.3 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in this Agreement and any Ancillary Agreement.

          (g)    PRODUCTION OF WITNESSES; RECORDS; COOPERATION.    After the Effective Date, except in the case of a legal or other proceeding by one Party against another Party, each Party hereto shall use its commercially reasonable efforts to make available to each other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of such Party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, administrative or other proceeding in which the requesting Party may from time to time be involved, regardless of whether such legal, administrative or other proceeding is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all costs and expenses in connection therewith.

        Section 4.4    AUDITORS AND AUDITS; FINANCIAL STATEMENTS; ACCOUNTING MATTERS.

        Each Party agrees that:

          (a)    SELECTION OF AUDITORS.    Until the first ALLETE fiscal year end occurring after the Distribution Date, ADESA shall not use a different accounting firm from the accounting firm that is used by ADESA as of the Distribution Date to serve as its (and its Subsidiaries') independent certified public accountants ("ADESA's Auditors") for purposes of providing an opinion on its consolidated financial statements without ALLETE's prior written consent; PROVIDED, HOWEVER, that ADESA's audit committee shall be entitled to select its own representative and team of accountants from such accounting firm to serve ADESA, which may be different from the representative and team of accountants that serve ALLETE, and for so long as such accounting firm is willing and permitted by applicable legal or accounting standards to serve as ADESA's Auditors.

          (b)    DATE OF AUDITORS' OPINION AND QUARTERLY REVIEWS.    Until the first ALLETE fiscal year end occurring after the Distribution Date (and for a reasonable period thereafter as required to prepare consolidated financial statements or to complete a financial statement audit for the fiscal year during which the Distribution Date occurs), ADESA shall use its best efforts, consistent with past practice, to enable the ADESA Auditors to complete their audit such that they will date their opinion on ADESA's audited annual financial statements on the same date that ALLETE's independent certified public accountants ("ALLETE's Auditors") date their opinion on ALLETE's audited annual financial statements, and to enable ALLETE to meet its timetable for the printing, filing and public dissemination of ALLETE's annual financial statements. Until the first ALLETE fiscal year end occurring after the Distribution Date (and for a reasonable period thereafter as required to prepare consolidated financial statements or to complete a financial statement audit for the fiscal year during which the Distribution Date occurs), ADESA shall use its best efforts, consistent with past practice, to enable the ADESA Auditors to complete their annual audit and quarterly review procedures such that they will provide clearance on ADESA's annual and quarterly financial statements on the same date that ALLETE's Auditors provide clearance on ALLETE's annual and quarterly financial statements.

          (c)    ANNUAL AND QUARTERLY FINANCIAL STATEMENTS.    Until the Distribution Date, ADESA shall not change its fiscal year and, until the ALLETE fiscal year end first occurring after the Distribution Date and thereafter to the extent necessary for the purpose of preparing consolidated financial statements or completing a financial statement audit, shall provide to ALLETE on a timely basis all Information that ALLETE reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of ALLETE's annual, quarterly and monthly financial statements; provided that ALLETE shall give ADESA reasonable prior notice of the Information that will be required so that ADESA can satisfy its obligations hereunder. Without limiting the generality of the foregoing, ADESA will provide all required financial Information with respect to ADESA and its Subsidiaries to ADESA's Auditors in a sufficient and reasonable time and in sufficient detail to permit ADESA's Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to ALLETE's Auditors with respect to financial Information to be included or contained in ALLETE's annual, quarterly and monthly financial statements. Similarly, ALLETE shall provide to ADESA on a timely basis all financial Information that ADESA reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of ADESA's annual, quarterly and monthly financial statements; provided that ADESA shall give ALLETE reasonable prior notice of the Information that will be required so that ALLETE can satisfy its obligations hereunder. Without limiting the generality of the foregoing, ALLETE will provide all required financial Information with respect to ALLETE and its Subsidiaries to ADESA's Auditors in a sufficient and reasonable time and in sufficient detail to permit ADESA's Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to ADESA's Auditors with respect to Information to be included or contained in ADESA's annual and quarterly financial statements.

          (d)    COMPLIANCE WITH POLICIES.    Until the Distribution Date and thereafter to the extent necessary for the preparation of consolidated financial statements on a basis consistent with prior periods, ADESA shall comply with all financial accounting and reporting rules, policies and directives of ALLETE, and fulfill all timing and reporting requirements, applicable to ALLETE's Subsidiaries that are consolidated with ALLETE for financial statement purposes.; provided, however, that ADESA shall not be required to follow any hedging or derivatives policies or directives of ALLETE.

          (e)    IDENTITY OF PERSONNEL PERFORMING THE ANNUAL AUDIT AND QUARTERLY REVIEWS.    Until the Distribution Date and thereafter to the extent such information and cooperation is necessary for the preparation of consolidated financial statements or completing a financial statements audit, ADESA shall authorize ADESA's Auditors to make available to ALLETE's Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of ADESA and work papers related to the annual audits and quarterly reviews of ADESA, in all cases within a reasonable time prior to ALLETE's Auditors' opinion date, so that ALLETE's Auditors are able to perform the procedures they consider necessary to take responsibility for the work of ADESA's Auditors as it relates to ALLETE's Auditors' report on ALLETE's financial statements, all within sufficient time to enable ALLETE to meet its timetable for the printing, filing and public dissemination of ALLETE's annual and quarterly statements. Similarly, ALLETE shall authorize ALLETE's Auditors to make available to ADESA's Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of ALLETE and work papers related to the annual audits and quarterly reviews of ALLETE, in all cases within a reasonable time prior to ADESA's Auditors' opinion date, so that ADESA's Auditors are able to perform the procedures they consider necessary to take responsibility for the work of ALLETE's Auditors as it relates to ADESA's Auditors' report on ADESA's statements, all within sufficient time to enable ADESA to meet its timetable for the printing, filing and public dissemination of ADESA's annual and quarterly financial statements.

          (f)    ACCESS TO BOOKS AND RECORDS.    Until the Distribution Date and thereafter to the extent such information and cooperation is necessary for the preparation of consolidated financial statements or completing a financial statements audit, all governmental audits are complete and the applicable statute of limitations for tax matters has expired, ADESA shall provide ALLETE's internal auditors, counsel and other designated representatives of ALLETE access during normal business hours to (i) the premises of ADESA and its Subsidiaries and all Information (and duplicating rights) within the knowledge, possession or control of ADESA and its Subsidiaries and (ii) the officers and employees of ADESA and its Subsidiaries, so that ALLETE may conduct reasonable audits relating to the financial statements provided by ADESA pursuant hereto as well as to the internal accounting controls and operations of ADESA and its Subsidiaries. Similarly, ALLETE shall provide ADESA's internal auditors, counsel and other designated representatives of ADESA access during normal business hours to (i) the premises of ALLETE and its Subsidiaries and all Information (and duplicating rights with respect thereto) within the knowledge, possession or control of ALLETE and its Subsidiaries and (ii) the officers and employees of ALLETE and its Subsidiaries, so that ADESA may conduct reasonable audits relating to the financial statements provided by ALLETE pursuant hereto as well as to the internal accounting controls and operations of ALLETE and its Subsidiaries.

          (g)    NOTICE OF CHANGE IN ACCOUNTING PRINCIPLES.    Until the Distribution Date and thereafter if a change in accounting principles by a Party hereto would affect the historical financial statements of the other Party, neither Party shall make or adopt any significant changes in its accounting estimates or accounting principles from those in effect on the Effective Date without first consulting with the other Party, and if requested by the other Party, such Party's independent public accountants with respect thereto. ALLETE shall give ADESA, and ADESA shall give ALLETE, as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the Effective Date. ALLETE will consult with ADESA and, if requested by ADESA, ALLETE will consult with ADESA's independent public accountants with respect thereto.

          (h)    CONFLICT WITH THIRD-PARTY AGREEMENTS.    Nothing in Section 4.3 or Section 4.4 shall require ADESA to violate any agreement with any third party regarding the confidentiality of confidential and proprietary information relating to that third party or its business; PROVIDED, HOWEVER, that in the event that ADESA is required under Section 4.3 or Section 4.4 to disclose any such Information, ADESA shall use its commercially reasonable best efforts to seek to obtain such third party's consent to the disclosure of such information.

        Section 4.5    CONFIDENTIALITY.

          (a)   For a period of ten (10) years from the Effective Date, ALLETE and ADESA shall hold, and shall cause each of their respective Subsidiaries to hold, and shall each cause their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, and not to disclose or release or use, without the prior written consent of the other Party, any and all Confidential Information (as defined herein) concerning the other Party; PROVIDED, that the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties hereto and in respect of whose failure to comply with such obligations, ADESA or ALLETE, as the case may be, will be responsible, (ii) if the Parties or any of their respective Subsidiaries are compelled to disclose any such Confidential Information by judicial or administrative process or, in the opinion of independent legal counsel, by other requirements of law, or (iii) as required in connection with any legal or other proceeding by one Party against another Party. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made pursuant to clause (ii) above, ALLETE or ADESA, as the case may be, shall promptly notify the other of the existence of such request or demand and shall provide the other a reasonable opportunity to seek an appropriate protective order or other remedy, which both Parties will cooperate in obtaining. In the event that such appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the other Party to furnish, or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed. As used in this Section 4.5:

            (i)    "Confidential Information" shall mean Confidential Business Information and Confidential Operational Information concerning one Party which, prior to or following the Effective Date, has been disclosed by ALLETE or its Subsidiaries on the one hand, or ADESA or its Subsidiaries, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other, including pursuant to the access provisions of Section 4.3 or Section 4.4 hereof or any other provision of this Agreement (except to the extent that such Information can be shown to have been (x) in the public domain through no fault of such Party (or such Party's Subsidiary) or (y) lawfully acquired from other sources by the Party (or such Party's Subsidiary) to which it was furnished; PROVIDED, HOWEVER, in the case of (y) that, to the furnished Party's knowledge, such sources did not provide such Information in breach of any confidentiality obligations).

            (ii)   "Confidential Operational Information" shall mean all proprietary operational information, data or material including, without limitation, (a) specifications, ideas and concepts for products and services, (b) quality assurance policies, procedures and specifications, (c) customer information, (d) computer software and derivatives thereof, (e) training materials and information and (f) all other know-how, methodology, procedures, techniques and trade secrets related to design and development.

            (iii)  "Confidential Business Information" shall mean all proprietary information, data or material other than Confidential Operational Information, including, but not limited to (a) proprietary earnings reports and forecasts, (b) proprietary macro-economic reports and forecasts, (c) proprietary business plans, (d) proprietary general market evaluations and surveys and (e) proprietary financing and credit-related information.

          (b)   Notwithstanding anything to the contrary set forth herein, (i) ALLETE and its Subsidiaries, on the one hand, and ADESA and its Subsidiaries, on the other hand, shall be deemed to have satisfied their obligations hereunder with respect to Confidential Information if they exercise the same degree of care (but no less than a reasonable degree of care) as they take to preserve confidentiality for their own similar Information and (ii) confidentiality obligations provided for in any agreement between ALLETE or its Subsidiaries, or ADESA or any of its Subsidiaries, on the one hand, and any employee of ALLETE or any of its Subsidiaries, or ADESA or any of its Subsidiaries, on the other hand shall remain in full force and effect. Notwithstanding anything contained to the contrary set forth herein, Confidential Information of ALLETE and its Subsidiaries, on the one hand, or ADESA and its Subsidiaries, on the other hand, in the possession of and used by the other as of the Effective Date may continue to be used by such Person in possession of the Confidential Information in and only in the operation of the business of ALLETE or the ADESA Business, as the case may be, provided that such use is not competitive in nature, and may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of Section 4.5(a). Such continued right to use may not be transferred to any third party without the prior written consent of the applicable Party.

          (c)   ALLETE's filing of this Agreement (including any Ancillary Agreements or other documents, agreements or instruments related to this Agreement) for approval by the Minnesota Public Utilities Commission (MPUC) shall be specifically exempt from the requirements of this Section 4.5 and 4.6 so long as any Confidential Information is disclosed in compliance with the MPUC's practice and procedures relating to Trade Secret Information.

        Section 4.6    PRIVILEGED MATTERS.

          (a)   ALLETE and ADESA agree that their respective rights and obligations to maintain, preserve, assert or waive any or all privileges belonging to either corporation or their Subsidiaries with respect to the ADESA Business or the business of ALLETE, including but not limited to the attorney-client and work product privileges (collectively, "Privileges"), shall be governed by the provisions of this Section 4.6. With respect to Privileged Information of ALLETE (as defined below), ALLETE shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and ADESA shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of ALLETE that could result in any waiver of any Privilege that could be asserted by ALLETE or any of its Subsidiaries under applicable law and this Agreement. With respect to Privileged Information of ADESA (as defined below), ADESA shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and ALLETE shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of ADESA that could result in any waiver of any Privilege that could be asserted by ADESA or any of its Subsidiaries under applicable law and this Agreement. The rights and obligations created by this Section 4.6 shall apply to all Information as to which ALLETE or ADESA or their respective Subsidiaries would be entitled to assert or has asserted a Privilege without regard to the effect, if any, of the Distribution ("Privileged Information"). Privileged Information of ALLETE includes but is not limited to (i) any and all Privileged Information regarding the business of ALLETE and its Subsidiaries (other than the ADESA Business; PROVIDED that ADESA has assumed and will be liable on or after the Effective Date for any liability or claim arising with respect to such Information), whether or not it is in the possession of ADESA or any of its Subsidiaries; (ii) all communications subject to a Privilege between counsel for ALLETE (including in-house counsel) and any person who, at the time of the communication, was an employee of ALLETE, regardless of whether such employee is or becomes an employee of ADESA or any of its Subsidiaries and (iii) all Information that refers or relates to Privileged Information of ALLETE. Privileged Information of ADESA includes but is not limited to (x) any and all Privileged Information regarding the ADESA Business, whether or not it is in the possession of ALLETE or any of its Subsidiaries; PROVIDED that ADESA has assumed and will be liable on or after the Effective Date for any liability or claim arising with respect to such Information; (y) all communications subject to a Privilege between counsel for the ADESA Business (including in-house counsel and former in-house counsel who are employees of ALLETE) and any person who, at the time of the communication, was an employee of ADESA, regardless of whether such employee was, is or becomes an employee of ALLETE or any of its Subsidiaries and (z) all Information that refers or relates to Privileged Information of ADESA.

          (b)   Upon receipt by ALLETE or ADESA, as the case may be, of any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other, or if ALLETE or ADESA, as the case may be, obtains knowledge that any current or former employee of ALLETE or ADESA, as the case may be, has received any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Privileged Information of the other, ALLETE or ADESA, as the case may be, shall promptly notify the other of the existence of the request and shall provide the other a reasonable opportunity to review the Information and to assert any rights it may have under this Section 4.6 or otherwise to prevent the production or disclosure of Privileged Information. ALLETE or ADESA, as the case may be, will not produce or disclose to any third party any of the other's Privileged Information under this Section 4.6 unless (a) the other has provided its express written consent to such production or disclosure or (b) a court of competent jurisdiction has entered an order not subject to interlocutory appeal or review finding that the Information is not entitled to protection from disclosure under any applicable privilege, doctrine or rule.

          (c)   ALLETE's transfer of books and records pertaining to the ADESA Business and other Information to ADESA, ALLETE's agreement to permit ADESA to obtain Information existing prior to the Effective Date, ADESA's transfer of books and records pertaining to ALLETE, if any, and other Information and ADESA's agreement to permit ALLETE to obtain Information existing prior to the Effective Date are made in reliance on ALLETE's and ADESA's respective agreements, as set forth in Section 4.5 and this Section 4.6, to maintain the confidentiality of such Information and to take the steps provided herein for the preservation of all Privileges that may belong to or be asserted by ALLETE or ADESA, as the case may be. The access to Information, witnesses and individuals being granted pursuant to Section 4.3 and Section 4.4 and the disclosure to ADESA and ALLETE of Privileged Information relating to the ADESA Business or the business of ALLETE pursuant to this Agreement shall not be asserted by ALLETE or ADESA to constitute, or otherwise deemed, a waiver of any Privilege that has been or may be asserted under this Section 4.6 or otherwise. Nothing in this Agreement shall operate to reduce, minimize or condition the rights granted to ALLETE and ADESA in, or the obligations imposed upon ALLETE and ADESA by, this Section 4.6.

        Section 4.7    MAIL AND OTHER COMMUNICATIONS    After the Effective Date, each of ALLETE and ADESA may receive mail, facsimiles, packages and other communications properly belonging to the other. Accordingly, at all times after the Effective Date, each of ALLETE and ADESA authorizes the other to receive and open all mail, telegrams, packages and other communications received by it and not unambiguously intended for the other Party or any of the other Party's officers or directors, and to retain the same to the extent that they relate to the business of the receiving Party or, to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, telegrams, packages or other communications, including, without limitation, notices of any liens or encumbrances on any asset transferred to ADESA in connection with its separation from ALLETE, (or, in case the same relate to both businesses, copies thereof) to the other Party as provided for in Section 8.5 hereof. The provisions of this Section 4.7 are not intended to, and shall not, be deemed to, constitute an authorization by either ALLETE or ADESA to permit the other to accept service of process on its behalf and neither Party is or shall be deemed to be the agent of the other for service of process purposes.

        Section 4.8    CONSISTENCY WITH PAST PRACTICES    At all times prior to the Distribution Date, ADESA will conduct the ADESA Business in the ordinary course, consistent with past practices, unless otherwise consented to by ALLETE.

        Section 4.9    PAYMENT OF EXPENSES    Except as otherwise provided in this Agreement, the Ancillary Agreements or any other agreement between the Parties relating to the IPO or the Distribution, the payment of expenses will be borne by the Parties as follows. ALLETE will bear all of the expenses which (a) it has actually paid as of the Effective Date, (b) are directly associated with amending, obtaining consents, refinancing or prepaying its debt issuances as necessitated by the separation of ADESA from ALLETE, (c) investment banker fees of the Distribution to its shareholders, (d) costs in excess of $500,000 incurred by the independent auditors to provide an opinion on the tax effect of the Distribution, and (e) 50% of the costs of any attorney's "success fees" which the Parties may mutually agree to pay. ADESA shall bear all other expenses, which includes (a) all legal costs (including but not limited to the drafting of this Agreement and all Ancillary Agreements, documents relating to the formation of ADESA, costs associated with the preparation and filing of the S-1 and any revisions thereto and any legal work associated with the debt of either Party, and legal work associated with the Distribution), (b) all other costs of the investment bankers, the independent auditors, public relations consultants, or any other services provider, (c) NYSE listing costs, (d) all expenses associated with debt issuances of ADESA, (e) the first $500,000 in independent auditor charges incurred to provide an opinion regarding the tax effect of the Distribution, and (f) 50% of the costs of any attorney's "success fees" which the Parties may mutually agree to pay. Notwithstanding the foregoing, ADESA and ALLETE shall each be responsible for their own internal fees, costs and expenses (e.g., salaries of personnel) incurred in connection with the IPO and the Distribution.

        Section 4.10    DISPUTE RESOLUTION.

          (a)   Any dispute, controversy or claim arising out of or relating to this Agreement or the Ancillary Agreements, other than the Tax Sharing Agreement or the Joint Aircraft Ownership & Management Agreement, or the breach, termination or validity thereof ("Dispute") which arises between the Parties shall first be negotiated between appropriate senior executives of each Party who shall have the authority to resolve the matter. Such executives shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies, within ten (10) days of receipt by a Party of notice of a Dispute, which date of receipt shall be referred to herein as the "Dispute Resolution Commencement Date." Discussions and correspondence relating to trying to resolve such Dispute shall be treated as confidential information developed for the purpose of settlement and shall be exempt from discovery or production and shall not be admissible in any subsequent proceeding between the Parties. If the senior executives are unable to resolve the Dispute within thirty (30) days from the Dispute Resolution Commencement Date, then, on the request of either Party, the Dispute will be mediated by a mediator appointed pursuant to the mediation rules of the American Arbitration Association ("AAA"). Both Parties will share the administrative costs of the mediation and the mediator's fees and expenses equally, and each Party shall bear all of its other costs and expenses related to the mediation, including but not limited to attorney's fees, witness fees, and travel expenses. The mediation shall take place in Chicago, Illinois or in whatever alternative forum on which the Parties may agree.

          (b)   Any Dispute which the Parties cannot resolve through mediation within forty-five days of the appointment of the mediator, shall at the request of any Party be submitted to final and binding arbitration under the then current Commercial Arbitration Rules of the AAA in Chicago, Illinois. There shall be three (3) neutral arbitrators of whom ALLETE shall appoint one and ADESA shall appoint one within 30 days of the receipt by the respondent of the demand for arbitration. The two arbitrators so appointed shall select the chair of the arbitral tribunal within 30 days of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA by using a list striking and ranking procedure in accordance with its rules. Any arbitrator appointed by the AAA shall be a retired judge or a practicing attorney with no less than fifteen (15) years of experience and an experienced arbitrator. The prevailing Party in such arbitration shall be entitled to be awarded its expenses, including its share of administrative and arbitrator fees and expenses and reasonable attorneys' and other professional fees, incurred in connection with the arbitration (but excluding any costs and fees associated with prior negotiation or mediation). The decision of the arbitrators shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction.

          (c)   In connection with any arbitration proceeding, if the amount in controversy is in excess of Five Hundred Thousand Dollars ($500,000.00), the Parties shall be entitled to engage in reasonable discovery procedures as would be available in litigation before a court, including requests for the production of relevant documents; however, if the amount in controversy is less than Five Hundred Thousand Dollars ($500,000.00), the Parties agree that discovery procedures available in litigation before a court generally shall not apply and that only limited discovery shall be permitted in such circumstances. Notwithstanding any of the foregoing to the contrary, each Party shall produce relevant and non-privileged documents or copies thereof requested by the other Party within the time limit set and to the extent required by order of the arbitrator. Depositions may be ordered by the arbitrator(s) upon a showing of need. All disputes regarding discovery shall be promptly resolved by the arbitrator(s) notwithstanding the amount in controversy.

          (d)   In connection with any arbitration proceeding, if the amount in controversy exceeds Five Hundred Thousand Dollars ($500,000.00), the arbitrator(s) shall apply the Federal Rules of Evidence; however, if the amount in controversy is less than Five Hundred Thousand Dollars ($500,000.00), strict rules of evidence shall not apply. The Parties may offer such evidence as they desire and the arbitrator shall accept such evidence as the arbitrator deems relevant to the issues and accord it such weight as the arbitrator(s) deems appropriate. The arbitrator or arbitration panel shall be the exclusive judge or judges of relevancy and materiality notwithstanding the amount in controversy. It is the intent of the Parties in all arbitrations that the testimony of witnesses shall be subject to cross-examination. Notwithstanding the above, it is agreed that the direct testimony of a witness may be submitted by sworn affidavit, provided that such affiant is subject to cross-examination.

          (e)   Upon the conclusion of any arbitration proceedings hereunder, the arbitrators shall render findings of fact and conclusions of law in a written opinion setting forth the basis thereof and shall deliver such opinion to each of the Parties along with a signed copy of the award. The arbitrator(s) shall not have the power to alter, amend or otherwise affect the terms of this Section 4.10 or the other provisions of this Agreement or any Ancillary Agreement.

          (f)    By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or modify or vacate any temporary or preliminary relief issued by a court, to issue an award for temporary or permanent injunctive relief (including specific performance) and to award damages for the failure of any Party to respect the arbitral tribunal's orders to that effect.

          (g)    CONTINUITY OF SERVICE AND PERFORMANCE.    Unless otherwise agreed in writing, the Parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Section 4.10 with respect to all matters not subject to such dispute, controversy or claim.

        Section 4.11    GOVERNMENTAL APPROVALS    To the extent that any of the transactions contemplated by this Agreement requires any Governmental Approvals, the Parties will use their commercially reasonable best efforts to obtain such Governmental Approvals.

        Section 4.12    NO REPRESENTATION OR WARRANTY    ALLETE does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

          (a)   the value of any asset or thing of value transferred, or to be transferred, to ADESA;

          (b)   the freedom from encumbrance of any asset or thing of value transferred, or to be transferred, to ADESA; PROVIDED, HOWEVER, that ALLETE agrees to notify ADESA promptly in the event ALLETE receives any notice or claim of any encumbrance on or against any asset or thing of value transferred, or to be transferred, to ADESA;

          (c)   the absence of defenses or freedom from counterclaims with respect to any claim transferred, or to be transferred, to ADESA; PROVIDED, HOWEVER, that neither ALLETE nor its Subsidiaries have any counterclaims with respect to any claim transferred, or to be transferred, to ADESA; or

          (d)   the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, delivery and filing.

        Except as may expressly be set forth herein or in any Ancillary Agreement, all assets transferred, or to be transferred, to ADESA have been, or shall be, as the case may be, transferred "AS IS, WHERE IS" and ADESA shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in ADESA good and marketable title, free and clear of any lien, claim, equity or other encumbrance.

        Section 4.13    RESTRICTIONS ON ADESA    Notwithstanding any other provision of this Agreement or any of the Ancillary Agreements, for the period from the Effective Date until the Distribution Date (the "Pre-Distribution Period"), ADESA shall not take any action (such action to include, without limitation, the granting of restricted stock awards and the issuance of ADESA Capital Stock (whether upon the exercise by the holders of any stock options or convertible securities issued by ADESA or otherwise)) without the prior written consent of ALLETE if, as a result of such action, ALLETE would or would reasonably be expected to cease to have Tax Control of ADESA unless, prior to ADESA taking such action, ALLETE has determined, in its sole and absolute discretion, which discretion shall be exercised in good faith solely to preserve both ALLETE's Tax Control of ADESA and the Tax-Free Status of the Distribution, that such action will not jeopardize either ALLETE's Tax Control of ADESA or the Tax-Free Status of the Distribution. In furtherance of the foregoing provisions of this Section 4.13, ADESA shall be permitted to grant stock options and restricted stock awards to its employees which have been approved by the compensation and employee benefits committee of ADESA only so long as (i) ADESA repurchases in the open market sufficient shares of issued and outstanding ADESA Capital Stock prior to the date such stock options are exercised or become transferable or such restricted stock awards are granted (or deemed granted) if and to the extent necessary to ensure that ALLETE will not cease to have Tax Control of ADESA at any time during the Pre-Distribution Period, (ii) ADESA provides ALLETE with prior written notification of the procedures taken by ADESA to comply with its obligations described in clause (i) above, including substantiation that the appropriate number of ADESA shares have been repurchased or that no such repurchases are required, and (iii) ALLETE approves of such procedures in writing (which approval shall not be unreasonably withheld or delayed). All of the restrictions on ADESA contained in this Section 4.13 shall apply to ADESA during the Pre-Distribution Period. In furtherance of ADESA's covenants under this Section 4.13, ADESA shall instruct the ADESA Transfer Agent not to issue or deliver certificates representing, or other evidence of ownership of, newly issued shares of ADESA Capital Stock during the Pre-Distribution Period without the prior written consent of ALLETE. ADESA hereby agrees that during the Pre-Distribution Period, all grants of options, restricted stock awards and other issuances of similar instruments by ADESA during the Pre-Distribution Period shall include provisions to the effect that the grant or exercise of such option, award or other instrument shall be void AB INITIO if the effect of such grant or exercise (whether alone or when aggregated with other issuances of ADESA Capital Stock) would cause or would reasonably be expected to cause ALLETE to fail to have Tax Control of ADESA at any time during the Pre-Distribution Period.

        Section 4.14    TAX STEPS    ALLETE and ADESA agree to use their best efforts to implement all steps described in the Tax Plan.

ARTICLE V
REGISTRATION RIGHTS

        Section 5.1    DEMAND REGISTRATION

          (a)   The Holders shall have the right, at any time during the Pre-Distribution Period and after the IPO Date (and the expiration of any lockup period to which the Holders may be subject in connection with the IPO), to request in writing (a "Request") (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, including in a Rule 415 Offering, if ADESA is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering) that ADESA register such portion of such Holders' Registrable Securities as shall be specified in the Request (a "Demand Registration") by filing with the Commission, as soon as practicable thereafter, but not later than the 30th day (or the 45th day if the applicable registration form is other than Form S-3) after the receipt of such a Request by ADESA, a registration statement (a "Demand Registration Statement") covering such Registrable Securities, and ADESA shall use its commercially reasonable best efforts to have such Demand Registration Statement declared effective by the Commission as soon as practicable thereafter, but in no event later than the 75th day (or the 90th day if the applicable registration form is other than Form S-3) after the receipt of such a Request, and to keep such Demand Registration Statement Continuously Effective for a period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the date on which such Demand Registration Statement is declared effective (or for such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement shall have been sold pursuant thereto), including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by ADESA for such Demand Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder; PROVIDED that such period during which the Demand Registration Statement shall remain Continuously Effective shall, in the case of an Underwritten Offering, be extended for such period (if any) as the underwriters shall reasonably require, including to satisfy, in the judgment of counsel to the underwriters, any prospectus delivery requirements imposed by applicable law.

          (b)   ADESA shall not be obligated to effect more than three (3) Demand Registrations pursuant to Requests, other than Requests with respect to a Rule 415 Offering which shall not reduce the number of Demand Registrations which may be Requested by Holders, and not more than one (1) Demand Registration in any calendar year. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, the offer, sale or distribution of Registrable Securities thereunder is prevented by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any Holder and such effect is not thereafter eliminated or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of a failure on the part of any Holder. If ADESA shall have complied with its obligations under ARTICLE V, a right to a Demand Registration pursuant to this Section 5.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been sold to the underwriters or distributed pursuant to the Demand Registration Statement or (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the effectiveness of such Demand Registration Statement.

          (c)   Any request made pursuant to this Section 5.1 shall be addressed to the attention of the secretary of ADESA, and shall specify (i) the number of Registrable Securities to be registered (which shall be not less than the lesser of (x) 5% of the total number of shares of Common Stock outstanding or (y) the remaining balance of the Registrable Securities then held by the Holders, provided that the aggregate public offering price of the Registrable Securities to be registered (based on the closing sale price of the Common Stock on the last trading day prior to the delivery of a Request) would not be less than $20 million), (ii) the intended method of distribution thereof and (iii) that the request is for a Demand Registration pursuant to this Section 5.1.

          (d)   ADESA may not include in a Demand Registration pursuant to Section 5.1 hereof shares of Common Stock for the account of ADESA or any Subsidiary of ADESA, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 5.1(e), include shares of Common Stock for the account of any other Person who holds shares of Common Stock entitled to be included therein; PROVIDED, HOWEVER, that if the Underwriters' Representative of any offering described in this Section 5.1 shall have informed ADESA in writing that in its judgment there is a Maximum Number of shares of Common Stock that all Holders and any other Persons desiring to participate in such Registration may include in such offering, then ADESA shall include in such Demand Registration all Registrable Securities requested to be included in such registration by the Holders together with up to such additional number of shares of Common Stock that any other Persons entitled to participate in such registration desire to include in such registration up to the Maximum Number that the Underwriters' Representative has informed ADESA may be included in such registration without materially and adversely affecting the success or pricing of such offering; PROVIDED that the number of shares of Common Stock to be offered for the account of all such other Persons participating in such registration shall be reduced in a manner determined by ADESA in its sole discretion.

          (e)   No Holder may participate in any Underwritten Offering under Section 5.1 hereof and no other Person shall be permitted to participate in any such offering pursuant to Section 5.1 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under Section 5.1 hereof, each participating Holder and ADESA and, except in the case of a Rule 415 Offering hereof, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; PROVIDED that the Holders shall not be required to make representations and warranties with respect to ADESA and its Subsidiaries or their business and operations and shall not be required to agree to any indemnity or contribution provisions materially less favorable to them than as are set forth herein.

        Section 5.2    PIGGYBACK REGISTRATION

          (a)   In the event that ADESA, at any time during the Pre-Distribution Period and after the IPO Date (and expiration of any lockup period to which the Holders may be subject in connection with the IPO), proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, either in connection with a primary offering for cash for the account of ADESA, a secondary offering or a combined primary and secondary offering, ADESA will each time it intends to effect such a registration, give written notice (a "Company Notice") to all Holders of Registrable Securities at least ten (10) business days prior to the initial filing of a registration statement with the Commission pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders' right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within seven (7) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and, unless the applicable registration is intended to effect a primary offering of Common Stock for cash for the account of ADESA, the intended distribution thereof), ADESA will use its commercially reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which ADESA has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of ADESA, in accordance with ADESA's intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the registration statement filed by ADESA or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement filed by ADESA, if required by the rules, regulations or instructions applicable to the registration form used by ADESA for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, ADESA shall determine for any reason not to register or to delay such registration of the Other Securities, ADESA shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, ADESA shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith or from ADESA's obligations with respect to any subsequent registration) and (ii) in the case of a determination to delay such registration, ADESA shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such Other Securities.

          (b)   If, in connection with a Registration Statement pursuant to this Section 5.2, the Underwriters' Representative of the offering registered thereon shall inform ADESA in writing that in its opinion there is a Maximum Number of shares of Common Stock that may be included therein and if such Registration Statement relates to an offering initiated by ADESA of Common Stock being offered for the account of ADESA, ADESA shall include in such registration: (i) first, the number of shares ADESA proposes to offer ("Company Securities"), (ii) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "ALLETE Securities") to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the Maximum Number of shares of Common Stock recommended by such Underwriters' Representative (and in the event that such Underwriters' Representative advises that less than all of such ALLETE Securities may be included in such offering, the Holders of Registrable Securities may withdraw their request for registration of their Registrable Securities under this Section 5.2 and not less than 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 5.1 to the extent permitted thereunder) and (iii) third, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and ALLETE Securities to be sold in such offering to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the Maximum Number of shares of Common Stock recommended by such Underwriters' Representative (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder).

          (c)   If, in connection with a Registration Statement pursuant to this Section 5.2, the Underwriters' Representative of the offering registered thereon shall inform ADESA in writing that in its opinion there is a Maximum Number of shares of Common Stock that may be included therein and if such Registration Statement relates to an offering initiated by any Person other than ADESA (the "Other Holders"), ADESA shall include in such registration the number of securities (including Registrable Securities) that such Underwriters' Representative advises can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Holder of Registrable Securities.

          (d)   No Holder may participate in any Underwritten Offering under Section 5.2 hereof and no other Person shall be permitted to participate in any such offering pursuant to Section 5.2 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under Section 5.2 hereof, each participating Holder and ADESA and each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; PROVIDED that the Holders shall not be required to make representations and warranties with respect to ADESA and its Subsidiaries or their business and operations and shall not be required to agree to any indemnity or contribution provisions materially less favorable to them than as are set forth herein.

          (e)   ADESA shall not be required to effect any registration of Registrable Securities under this Section 5.2 incidental to the registration of any of its securities in connection with ADESA's issuance of registered shares of Common Stock in mergers, acquisitions, reorganizations, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

          (f)    The registration rights granted pursuant to the provisions of this Section 5.2 shall be in addition to the registration rights granted pursuant to Section 5.1. No registration of Registrable Securities effected under this Section 5.2 shall relieve ADESA of its obligation to effect a registration of Registrable Securities pursuant to Section 5.1.

        Section 5.3    EXPENSES    Except as provided herein, ADESA shall pay all Registration Expenses in connection with all registrations of Registrable Securities. Notwithstanding the foregoing, each Holder of Registrable Securities and ADESA shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses. Notwithstanding the foregoing, the Holders shall pay for, in proportion to the Registrable Securities to be sold by it, and ADESA shall not be responsible for, (a) all underwriting discounts and commissions and transfer taxes, if any, which shall not constitute Registration Expenses, and (b) all Registration Expenses and other expenses incurred in connection with any Demand Registration which has been subsequently withdrawn by the Holders, unless (i) the withdrawal is based upon material adverse information concerning ADESA of which the initiating Holders were not aware at the time of their demand or (ii) the Holders elect to have such registration counted as a Demand Registration under Section 5.1.

        Section 5.4    BLACKOUT PERIOD    ADESA shall be entitled to elect that a Registration Statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time, but not in excess of ninety (90) days (a "Blackout Period"), if ADESA determines in good faith that the registration and distribution of Registrable Securities (or the use or filing of the Registration Statement or related prospectus) would interfere with any pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate development involving ADESA or any of its Subsidiaries or would require premature disclosure thereof that would be detrimental to ADESA or any of its Subsidiaries and promptly gives the Holders of Registrable Securities written notice of such determination, and if requested by Holders and to the extent such action would not violate applicable law, ADESA will promptly deliver to the Holders a general statement of the reasons for such postponement or restriction on use and to the extent practicable an approximation of the anticipated delay; PROVIDED, HOWEVER, that the aggregate number of days included in all Blackout Periods during any consecutive twelve (12) months shall not exceed one hundred eighty (180) days.

        Section 5.5    SELECTION OF UNDERWRITERS    If any Rule 415 Offering or any offering pursuant to a Demand Registration Statement is an Underwritten Offering, ALLETE will select a managing underwriter or underwriters to administer the offering, which managing underwriter shall be reasonably satisfactory to ADESA. ADESA shall have the right to select a managing underwriter or underwriters to administer any Underwritten Offering contemplated by Section 5.2.

        Section 5.6    OBLIGATIONS OF ADESA    If and whenever ADESA is required to effect the registration of any Registrable Securities under the Securities Act as provided in this ARTICLE V, ADESA shall as promptly as practicable:

          (a)   prepare, file and use its commercially reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

          (b)   prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of one hundred eighty (180) days after such registration statement becomes effective; PROVIDED, that such one hundred eighty (180) day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by ADESA to (y) the date on which ADESA delivers to Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

          (c)   furnish to Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d)   use its commercially reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its commercially reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; PROVIDED, that ADESA shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e)   (i) use its commercially reasonable best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of counsel for ADESA addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) use its commercially reasonable best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of ADESA included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f)    as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration made pursuant to Section 5.1 or Section 5.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g)   if reasonably requested by the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of ADESA is then listed;

          (h)   to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of ADESA to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by ADESA or such officers in connection with such attendance to be paid by ADESA;

          (i)    furnish or cause to be furnished for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 5.1 or Section 5.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

          (j)    use its commercially reasonable best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

        Section 5.7    OBLIGATIONS OF SELLING HOLDERS.    Each Selling Holder agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from ADESA specifying that the prospectus relating to a registration made pursuant to Section 5.1 or Section 5.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event, such Selling Holder will forthwith discontinue disposition of Registrable Securities until such Selling Holder is advised by ADESA that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 5.6(f) hereof, and, if so directed by ADESA, such Selling Holder will deliver to ADESA all copies of the prospectus covering such Registrable Securities then in such Selling Holder's possession at the time of receipt of such notice.

        Section 5.8    UNDERWRITING; DUE DILIGENCE

          (a)   If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under this ARTICLE V, ADESA shall enter into an underwriting agreement in a form reasonably satisfactory to ADESA with such underwriters for such offering, which agreement will contain such representations and warranties by ADESA and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 5.9, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5.6(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, ADESA to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 5.9.

          (b)   In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this ARTICLE V, ADESA shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of ADESA with its officers and the independent public accountants who have certified the financial statements of ADESA as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of ADESA and any such discussions with ADESA's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

        Section 5.9    INDEMNIFICATION AND CONTRIBUTION

          (a)   In the case of each offering of Registrable Securities made pursuant to this ARTICLE V, ADESA agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by ADESA or alleged untrue statement by ADESA of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by ADESA or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by ADESA or alleged omission by ADESA to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that ADESA shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder or another holder of securities included in such registration statement furnished to ADESA by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that ADESA may otherwise have to each Selling Holder, or other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; PROVIDED, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (b)   In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 5.9(a)) to agree to indemnify and hold harmless to the extent permitted by law, ADESA, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs, claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by ADESA or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder or underwriter, as the case may be, furnished to ADESA by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to ADESA, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; PROVIDED, that, in the case of an offering made pursuant to this Agreement with respect to which ADESA has designated the lead or managing underwriters (or ADESA is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or ADESA, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (c)   Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; PROVIDED, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5.9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 5.9 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

          (d)   If the indemnification provided for in this Section 5.9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (i) as between ADESA and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by ADESA and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of ADESA and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations and (ii) as between ADESA on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of ADESA and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by ADESA and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by ADESA and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of ADESA and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ADESA and the Selling Holders or by the underwriters. The relative fault of ADESA on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in ADESA. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d)

  shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. ADESA and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 5.9, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)   Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 5.9 (with appropriate modifications) shall be given by ADESA, the Selling Holders and any underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

          (f)    The obligations of the parties under this Section 5.9 shall be in addition to any liability which any party may otherwise have to any other party.

        Section 5.10    RULE 144 AND FORM S-3    Commencing ninety (90) days after the IPO Date, ADESA shall use its commercially reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, ADESA will deliver to such Holder a written statement as to whether it has complied with such requirements. ADESA further agrees to use its commercially reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as practicable after the IPO Date.

        Section 5.11    HOLDBACK AGREEMENT

          (a)   If so requested by the Underwriters' Representative in connection with an offering of securities covered by a registration statement filed by ADESA (including the IPO), whether or not Registrable Securities of the Holders are included therein, each Holder shall agree not to effect any sale or distribution of the Shares, including any sale under Rule 144, without the prior written consent of the Underwriters' Representative (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such greater period as the Underwriters' Representative may require) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings). The Holders shall not be subject to the restrictions set forth in this Section 5.11 for longer than ninety-seven (97) days during any 12-month period (other than the 12-month period immediately following the IPO Date) (or such greater period of time as may be required by the Underwriter's Representative) and a Holder shall no longer be subject to such restrictions at such time as such Holder shall own less than five percent (5%) of the then-outstanding shares of Common Stock on a fully-diluted basis.

          (b)   If so requested by the Underwriters' Representative in connection with an offering of any Registrable Securities, ADESA shall agree not to effect any sale or distribution of Common Stock, without the prior written consent of the Underwriters' Representative (otherwise than through the registered public offering then being made or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters' Representative may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) and shall use its commercially reasonable best efforts to obtain and enforce similar agreements from any other Persons if requested by the Underwriters' Representative; PROVIDED that ADESA or such Persons shall not be subject to the restrictions set forth in this Section 5.11 for longer than ninety-seven (97) days during any twelve (12) month period.

          (c)   Notwithstanding anything else in this Section 5.11 to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

        Section 5.12    TERM    This ARTICLE V shall remain in effect until the earlier of the Distribution or such time as all Registrable Securities held by Holders become freely tradable in market transactions.

ARTICLE VI
MUTUAL RELEASES; INDEMNIFICATION

        Section 6.1    RELEASE OF PRE-EFFECTIVE DATE CLAIMS.

          (a)    ADESA RELEASE.    Except as provided in Section 6.1(c), as of the Effective Date, ADESA does hereby, for itself and as agent for each member of the ADESA Group, remise, release and forever discharge the ALLETE Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Effective Date, including in connection with the transactions and all other activities to implement any of the IPO and the Distribution.7

          (b)    ALLETE RELEASE.    Except as provided in Section 6.1(c), as of the Effective Date, ALLETE does hereby, for itself and as agent for each member of the ALLETE Group, remise, release and forever discharge the ADESA Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Effective Date, including in connection with the transactions and all other activities to implement any of the IPO and the Distribution.

          (c)    NO IMPAIRMENT.    Nothing contained in Section 6.1(a) or Section 6.1(b) shall limit or otherwise affect any Party's rights or obligations pursuant to or contemplated by this Agreement or any Ancillary Agreement, in each case in accordance with its terms, including, without limitation, any obligations relating to indemnification, including indemnification pursuant to Section 6.2 and Section 6.3 of this Agreement, and any Insurance Proceeds under any ALLETE Insurance Policies relating to the ADESA Business which ADESA is entitled to be paid.

          (d)    NO ACTIONS AS TO RELEASED PRE-EFFECTIVE DATE CLAIMS.    ADESA agrees, for itself and as agent for each member of the ADESA Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against ALLETE or any member of the ALLETE Group, or any other Person released pursuant to Section 6.1(a), with respect to any Liabilities released pursuant to Section 6.1(a). ALLETE agrees, for itself and as agent for each member of the ALLETE Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against ADESA or any member of the ADESA Group, or any other Person released pursuant to Section 6.1(b), with respect to any Liabilities released pursuant to Section 6.1(b).

          (e)    FURTHER INSTRUMENTS.    At any time, at the request of any other Party, each Party shall cause each member of its respective ALLETE Group or ADESA Group, as applicable, to execute and deliver releases reflecting the provisions hereof.

        Section 6.2    INDEMNIFICATION BY ADESA    Except as otherwise provided in this Agreement, ADESA shall, for itself and as agent for each member of the ADESA Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the ALLETE Indemnitees from and against, and shall reimburse such ALLETE Indemnitees with respect to, any and all Losses that any third party seeks to impose upon the ALLETE Indemnitees, or which are imposed upon the ALLETE Indemnitees, and that relate to, arise or result from, whether prior to or following the Effective Date, any of the following items (without duplication):

          (a)   any ADESA Liability;

          (b)   any breach by ADESA or any member of the ADESA Group of this Agreement or any of the Ancillary Agreements; and

          (c)   any IPO Liabilities, other than the ALLETE Portions.

In the event that any member of the ADESA Group makes a payment to the ALLETE Indemnitees hereunder, and any of the ALLETE Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from ALLETE), ALLETE will promptly repay (or will procure an ALLETE Indemnitee to promptly repay) such member of the ADESA Group the amount by which the payment made by such member of the ADESA Group exceeds the actual cost of the associated indemnified Liability.

        Section 6.3    INDEMNIFICATION BY ALLETE    Except as otherwise provided in this Agreement, ALLETE shall, for itself and as agent for each member of the ALLETE Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the ADESA Indemnitees from and against, and shall reimburse such ADESA Indemnitee with respect to, any and all Losses that any third party seeks to impose upon the ADESA Indemnitees, or which are imposed upon the ADESA Indemnitees, and that relate to, arise or result from, whether prior to or following the Effective Date, any of the following items (without duplication):

          (a)   any Liability of the ALLETE Group (other than the ADESA Liabilities) and all Liabilities arising out of the operation or conduct of the ALLETE Business;

          (b)   any breach by ALLETE or any member of the ALLETE Group of this Agreement or any of the Ancillary Agreements; and

          (c)   any IPO Liabilities with respect to the ALLETE Portions only.

In the event that any member of the ALLETE Group makes a payment to the ADESA Indemnitees hereunder, and any of the ADESA Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third-party recovery (other than a recovery indirectly from ADESA), ADESA will promptly repay (or will procure an ADESA Indemnitee to promptly repay) such member of the ALLETE Group the amount by which the payment made by such member of the ALLETE Group exceeds the actual cost of the indemnified Liability.

        Section 6.4    ANCILLARY AGREEMENT LIABILITIES.    Notwithstanding any other provision in this Agreement to the contrary, any Liability specifically assumed by, or allocated to, a Party in any of the Ancillary Agreements shall be governed exclusively by the terms of such Ancillary Agreement.

        Section 6.5    OTHER AGREEMENTS EVIDENCING INDEMNIFICATION OBLIGATIONS.    ALLETE hereby agrees to execute, for the benefit of any ADESA Indemnitee, such documents as may be reasonably requested by such ADESA Indemnitee, evidencing ALLETE's agreement that the indemnification obligations of ALLETE set forth in this Agreement inure to the benefit of and are enforceable by such ADESA Indemnitee. ADESA hereby agrees to execute, for the benefit of any ALLETE Indemnitee, such documents as may be reasonably requested by such ALLETE Indemnitee, evidencing ADESA's agreement that the indemnification obligations of ADESA set forth in this Agreement inure to the benefit of and are enforceable by such ALLETE Indemnitee.

        Section 6.6    REDUCTIONS FOR INSURANCE PROCEEDS AND OTHER RECOVERIES.

          (a)    INSURANCE PROCEEDS.    The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 6.2 or Section 6.3, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered from third parties by or on behalf of such Indemnitee in respect of the related Loss. The existence of a claim by an Indemnitee for monies from an insurer or against a third party in respect of any indemnifiable Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by an Indemnifying Party. Rather, the Indemnifying Party shall make payment in full of the amount determined to be due and owing by it against an assignment by the Indemnitee to the Indemnifying Party of the entire claim of the Indemnitee for Insurance Proceeds or against such third party. Notwithstanding any other provisions of this Agreement, it is the intention of the Parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. If an Indemnitee has received the payment required by this Agreement from an Indemnifying Party in respect of any indemnifiable Loss and later receives Insurance Proceeds or other amounts in respect of such indemnifiable Loss, then such Indemnitee shall hold such Insurance Proceeds or other amounts in trust for the benefit of the Indemnifying Party (or Indemnifying Parties) and shall pay to the Indemnifying Party, as promptly as practicable after receipt, a sum equal to the amount of such Insurance Proceeds or other amounts received, up to the aggregate amount of any payments received from the Indemnifying Party pursuant to this Agreement in respect of such indemnifiable Loss (or, if there is more than one Indemnifying Party, the Indemnitee shall pay each Indemnifying Party, its proportionate share (based on payments received from the Indemnifying Parties) of such Insurance Proceeds).

          (b)    TAX COST/TAX BENEFIT.    The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 6.2 or Section 6.3, as applicable, shall be (i) increased to take account of any net Tax cost incurred by the Indemnitee arising from the receipt or accrual of an indemnification payment hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the Indemnitee arising from incurring or paying such loss or other liability. In computing the amount of any such Tax cost or Tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any indemnification payment hereunder or incurring or paying any indemnified Loss. Any indemnification payment hereunder shall initially be made without regard to this Section 6.6(b) and shall be increased or reduced to reflect any such net Tax cost (including gross-up) or net Tax benefit only after the Indemnitee has actually realized such cost or benefit. For purposes of this Agreement, an Indemnitee shall be deemed to have "actually realized" a net Tax cost or a net Tax benefit to the extent that, and at such time as, the amount of Taxes payable by such Indemnitee is increased above or reduced below, as the case may be, the amount of Taxes that such Indemnitee would be required to pay but for the receipt or accrual of the indemnification payment or the incurrence or payment of such Loss, as the case may be. The amount of any increase or reduction hereunder shall be adjusted to reflect any Final Determination with respect to the Indemnitee's liability for Taxes, and payments between such indemnified parties to reflect such adjustment shall be made if necessary. Notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, the Parties hereto agree that any Indemnity Payment made hereunder shall be treated as a capital contribution or dividend distribution, as the case may be, immediately prior to the Distribution and, accordingly, not includible in the taxable income of the recipient or deductible by the payor.

          Section 6.7    PROCEDURES FOR DEFENSE, SETTLEMENT AND INDEMNIFICATION OF THIRD PARTY CLAIMS.

          (a)    NOTICE OF CLAIMS.    If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the ALLETE Group or the ADESA Group of any claim or of the commencement by any such Person of any Action (collectively, a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification, ALLETE and ADESA (as applicable) will ensure that such Indemnitee shall give such Indemnifying Party written notice thereof within thirty (30) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the delay or failure of any Indemnitee or other Person to give notice as provided in this Section 6.7(a) shall not relieve the related Indemnifying Party of its obligations under this ARTICLE VI, except to the extent that such Indemnifying Party is actually and substantially prejudiced by such delay or failure to give notice.

          (b)    DEFENSE BY INDEMNIFYING PARTY.    An Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, to the extent that it wishes, at its cost, risk and expense, to assume the defense thereof, with counsel reasonably satisfactory to the party seeking indemnification. After timely notice from the Indemnifying Party to the Indemnitee of such election to so assume the defense thereof, the Indemnifying Party shall not be liable to the party seeking indemnification for any legal expenses of other counsel or any other expenses subsequently incurred by Indemnitee in connection with the defense thereof. The Indemnitee agrees to cooperate in all reasonable respects with the Indemnifying Party and its counsel in the defense against any Third Party Claim. The Indemnifying Party shall be entitled to compromise or settle any Third Party Claim as to which it is providing indemnification, which compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld. or delayed.

          (c)    DEFENSE BY INDEMNITEE.    If an Indemnifying Party fails to assume the defense of a Third Party Claim within thirty (30) calendar days after receipt of written notice in accordance with Section 8.5 of such claim, Indemnitee will, upon delivering notice to such effect to the Indemnifying Party, have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account of the Indemnifying Party subject to the limitations as set forth in this Section 6.7; PROVIDED, HOWEVER, that such Third Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. If the Indemnitee assumes the defense of any Third Party Claim, it shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall reimburse all such costs and expenses of the Indemnitee in the event it is ultimately determined that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such Third Party Claim. In no event shall an Indemnifying Party be liable for any settlement effected without its consent, which consent will not be unreasonably withheld or delayed.

        Section 6.8    ADDITIONAL MATTERS.

          (a)    COOPERATION IN DEFENSE AND SETTLEMENT.    With respect to any Third Party Claim that implicates both ADESA and ALLETE in a material fashion due to the allocation of Liabilities, responsibilities for management of defense and related indemnities set forth in this Agreement or any of the Ancillary Agreements, the Parties agree to cooperate fully and maintain a joint defense (in a manner that will preserve for both Parties the attorney-client privilege, joint defense or other privilege with respect thereto) so as to minimize such Liabilities and defense costs associated therewith. The Party that is not responsible for managing the defense of such Third Party Claims shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may, if necessary or helpful, associate counsel to assist in the defense of such claims.

          (b)    PRE-EFFECTIVE DATE ACTIONS.    Except with respect to matters pertaining solely to, or solely in connection with, the ADESA Business, ALLETE may, in its sole discretion have exclusive authority and control over the investigation, prosecution, defense and appeal of all Actions pending at the Effective Date relating to or arising in connection with, in any manner, the ADESA assets or the ADESA Liabilities if ALLETE or a member of the ALLETE Group is named as a party thereto; PROVIDED, HOWEVER, that ALLETE must obtain the written consent of ADESA, such consent not to be unreasonably withheld or delayed, to settle or compromise or consent to the entry of judgment with respect to such Action. After any such compromise, settlement, consent to entry of judgment or entry of judgment, ALLETE shall reasonably and fairly allocate to ADESA, after reasonable consultation with ADESA, and ADESA shall be responsible for ADESA's proportionate share of, any such compromise, settlement, consent or judgment attributable to the ADESA Business, the ADESA assets and/or the ADESA Liabilities, including its proportionate share of the costs and expenses associated with defending same.

          (c)    SUBSTITUTION.    In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or the Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution or addition cannot be achieved for any reason or is not requested, the rights and obligations of the Parties regarding indemnification and the management of the defense of claims as set forth in this ARTICLE VI shall not be altered.

          (d)    SUBROGATION.    In the event of payment by or on behalf of any Indemnifying Party to or on behalf of any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee, in whole or in part based upon whether the Indemnifying Party has paid all or only part of the Indemnitee's Liability, as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

        Section 6.9    SURVIVAL OF INDEMNITIES    The rights and obligations of the members of the ALLETE Group and the ADESA Group under this ARTICLE VI shall survive the sale or other transfer by any Party of any assets or businesses or the assignment by it of any Liabilities or the sale by any member of the ALLETE Group or the ADESA Group of the capital stock or other equity interests of any Subsidiary to any Person until the tenth (10th) anniversary of the Effective Date (and until final resolution of any claim for indemnification hereunder which is unresolved as of such date).

ARTICLE VII
INSURANCE MATTERS

        Section 7.1    ADESA INSURANCE COVERAGE DURING THE PRE-DISTRIBUTION PERIOD.

          (a)    MAINTAIN COMPARABLE INSURANCE.    As of the Effective Date, ALLETE will maintain insurance coverage under the Insurance Policies listed in Schedule 7.1(a) hereto. During the Pre-Distribution Period, ALLETE shall, subject to insurance market conditions and other factors beyond its control, maintain policies of insurance, including for the benefit of ADESA or any of its Subsidiaries, directors, officers, employees or other covered parties (collectively, the "ADESA Covered Parties") which are comparable to those maintained generally by ALLETE prior to the Effective Date; PROVIDED, HOWEVER, that if ALLETE determines that (i) the amount or scope of such coverage will be reduced to a level materially inferior to the level of coverage in existence immediately prior to the Effective Date or (ii) the retention or deductible level applicable to such coverage, if any, will be increased to a level materially greater than the levels in existence immediately prior to the Effective Date, each other than as a result of the Separation, ALLETE shall give ADESA notice of such determination as promptly as practicable. Upon notice of such determination, ADESA shall be entitled to no less than sixty (60) days to evaluate its options regarding continuance of coverage hereunder and may cancel its interest in all or any portion of such coverage as of any day within such sixty (60) day period. In the event that any premiums or payments are returned by an insurer relating to coverages which included ADESA, the proportion of the amount of such premiums which were actually paid by ADESA shall be applied to the amount of any returned premium or payment and paid to ADESA by ALLETE.

          (b)    REIMBURSEMENT FOR PREMIUMS, DEDUCTIBLES AND RETENTION AMOUNTS.    ADESA shall promptly pay or reimburse ALLETE, as the case may be, for premium expenses, deductibles or retention amounts and ADESA Covered Parties shall promptly pay or reimburse ALLETE for any costs and expenses which ALLETE may incur in connection with the insurance coverages maintained for the benefit of ADESA or other ADESA Covered Parties, as the case may be, pursuant to this Section 7.1, including but not limited to any subsequent premium adjustments.

        Section 7.2    COOPERATION; PAYMENT OF INSURANCE PROCEEDS TO ADESA; AGREEMENT NOT TO RELEASE CARRIERS    Each of ALLETE and ADESA will share such information as is reasonably necessary in order to permit the other to manage and conduct its insurance matters in an orderly fashion. ALLETE, at the request of ADESA, shall cooperate with and use commercially reasonable efforts to assist ADESA in recovering Insurance Proceeds under ALLETE Insurance Policies for claims relating to the ADESA Business, the ADESA assets or the ADESA Liabilities, whether such claims arise under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed before the Effective Date, on the Effective Date or during the Pre-Distribution Period, and shall promptly pay any such recovered Insurance Proceeds to ADESA. Neither ALLETE nor ADESA, nor any of their Subsidiaries, shall take any action which would intentionally jeopardize or otherwise interfere with either Party's ability to collect any proceeds payable pursuant to any insurance policy. Except as otherwise contemplated by this Agreement or any Ancillary Agreement, after the Effective Date, neither ALLETE nor ADESA shall (and each Party shall ensure that no member of such Party's Group shall), without the consent of the other, provide any insurance carrier with a release, or amend, modify or waive any rights under any such policy or agreement, if such release, amendment, modification or waiver would adversely affect any rights or potential rights of any member of the ALLETE Group or the ADESA Group thereunder. However, nothing in this Section 7.2 shall (A) preclude any member of the ALLETE Group or the ADESA Group from presenting any claim or from exhausting any policy limit, (B) require any member of the ALLETE Group or the ADESA Group to pay any premium or other amount or to incur any Liability, or (C) require any member of the ALLETE Group or the ADESA Group to renew, extend or continue any policy in force.

        Section 7.3    ADESA INSURANCE COVERAGE AFTER THE DISTRIBUTION.

        From and after the Distribution, ADESA shall be responsible for obtaining and maintaining insurance programs for its risk of loss and such insurance arrangements shall be separate and apart from ALLETE's insurance programs.

        Section 7.4    RESPONSIBILITIES FOR DEDUCTIBLES AND/OR SELF-INSURED OBLIGATIONS    ADESA will reimburse ALLETE for all amounts necessary to exhaust or otherwise satisfy all applicable self-insured retentions, amounts for fronted policies, deductibles and retrospective premium adjustments and similar amounts not covered by Insurance Policies in connection with ADESA Liabilities and Insured ADESA Liabilities to the extent that ALLETE is required to pay any such amounts.

        Section 7.5    PROCEDURES WITH RESPECT TO INSURED ADESA LIABILITIES

          (a)    REIMBURSEMENT.    ADESA will reimburse ALLETE for all out-of-pocket expenses reasonably incurred by it to pursue insurance recoveries from Insurance Policies for Insured ADESA Liabilities.

          (b)    MANAGEMENT OF CLAIMS.    The defense of claims, suits or actions giving rise to potential or actual Insured ADESA Liabilities will be managed (in conjunction with ALLETE's insurers, as appropriate) by the Party that would have had responsibility for managing such claims, suits or actions had such Insured ADESA Liabilities been ADESA Liabilities.

        Section 7.6    INSUFFICIENT LIMITS OF LIABILITY FOR ALLETE LIABILITIES AND ADESA LIABILITIES.    In the event that there are insufficient limits of liability available under ALLETE's Insurance Policies in effect prior to the Distribution Date to cover the Liabilities of ALLETE and/or ADESA that would otherwise be covered by such Insurance Policies, then to the extent that other insurance is not available to ALLETE and/or ADESA for such Liabilities an adjustment will be made in accordance with the following procedures:

          (a)   To the extent the Parties are able to specifically quantify and verify the actual Liabilities incurred by each Party to the exclusion of the other party, such Liabilities shall be allocated to each Party.

          (b)   To the extent that the Parties are unable to specifically quantify and verify any such Liabilities or any part of such Liabilities to each Party (to the exclusion of the other Party), each Party will be allocated an amount equal to their Shared Percentage of the lesser of (i) the available limits of liability available under ALLETE's Insurance Policies in effect prior to the Distribution Date net of uncollectible amounts attributable to insurer insolvencies, and (ii) the proceeds received from ALLETE's Insurance Policies if the Liabilities are the subject of disputed coverage claims and, following consultation with each other, ALLETE and/or ADESA agree to accept less than full policy limits from ALLETE's and ADESA's insurers (the "Coverage Amount").

          (c)   A party who receives more than its share of the Coverage Amount (the "Overallocated Party") agrees to reimburse the other party (the "Underallocated Party") to the extent that the Liabilities of the Underallocated Party that would have been covered under such Insurance Policies is less than the Underallocated Party's share of the Coverage Amount.

          (d)   This Section 7.6 shall terminate ten (10) years following the Distribution Date.

        Section 7.7    COOPERATION    ALLETE and ADESA will cooperate with each other in all respects, and they shall execute any additional documents which are reasonably necessary, to effectuate the provisions of this ARTICLE VII.

        Section 7.8    NO ASSIGNMENT OR WAIVER    This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a contract of insurance and shall not be construed to waive any right or remedy of any member of the ALLETE Group in respect of any Insurance Policy or any other contract or policy of insurance.

        Section 7.9    NO LIABILITY    ADESA does hereby, for itself and as agent for each other member of the ADESA Group, agree that no member of the ALLETE Group or any ALLETE Indemnitee shall have any Liability whatsoever as a result of the insurance policies and practices of ALLETE and its Subsidiaries as in effect at any time prior to the Distribution, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise, so long as ALLETE complies with the provisions of, and maintains the coverages required by, this Article VII.

        Section 7.10    ADDITIONAL OR ALTERNATE INSURANCE    Notwithstanding any provision of this Agreement, during the Pre-Distribution Period ALLETE and ADESA shall work together to evaluate insurance options and secure additional or alternate insurance for ADESA and/or ALLETE if desired by and cost effective for ADESA and ALLETE. Nothing in this Agreement shall be deemed to restrict any member of the ADESA Group from acquiring, at any time, at its own expense any other insurance policy in respect of any Liabilities or covering any period.

        Section 7.11    FURTHER AGREEMENTS.    The Parties acknowledge that they intend to allocate financial obligations without violating any laws regarding insurance, self-insurance or other financial responsibility. If it is determined that any action undertaken pursuant to this Agreement or any Ancillary Agreement is violative of any insurance, self-insurance or related financial responsibility law or regulation, the Parties agree to work together to do whatever is necessary to comply with such law or regulation while trying to accomplish, as much as possible, the allocation of financial obligations as intended in this Agreement or any Ancillary Agreement.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1    LIMITATION OF LIABILITY    IN NO EVENT SHALL ANY MEMBER OF THE ALLETE GROUP OR ADESA GROUP BE LIABLE TO ANY OTHER MEMBER OF THE ALLETE GROUP OR ADESA GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        Section 8.2    ENTIRE AGREEMENT    This Agreement, the Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

        Section 8.3    GOVERNING LAW AND JURISDICTION    This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules. The Parties agree to the following procedure to determine jurisdiction over all actions between the Parties for preliminary relief in aid of arbitration pursuant to Section 4.10 herein, and non-exclusive jurisdiction over any action for enforcement of an arbitral award.

          In the event that ALLETE commences such an action, the Parties agree that the Circuit Court of Marion County, Indiana and/or the United States District Court for the Southern District of Indiana shall have exclusive jurisdiction over such action.

          In the event that ADESA commences such an action, the Parties agree that the District Court of St. Louis County, Minnesota and/or the United States District Court for the State of Minnesota shall have exclusive jurisdiction over such action.

        Section 8.4    TERMINATION; AMENDMENT    This Agreement and all Ancillary Agreements may be terminated by and in the sole discretion of ALLETE, without the approval of ADESA, at any time prior to the later of (i) the IPO or (ii) the last day of the completion of any of the transactions contemplated by the Debt Financing. This Agreement and any applicable Ancillary Agreements may be terminated at any time after such date by mutual consent of ALLETE and ADESA, evidenced by an instrument in writing signed on behalf of each of the Parties. This Agreement may be amended only with the mutual consent of ALLETE and ADESA, evidenced by an instrument in writing signed on behalf of each of the Parties. In the event of termination by ALLETE pursuant to the first sentence of this Section 8.4, no Party shall have any liability of any kind to the other Party.

        Section 8.5    NOTICES    Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective Parties to the following addresses:

    if to ALLETE:

    ALLETE, Inc.
    30 West Superior Street
    Duluth, Minnesota 55802-2093
    Attention: General Counsel
    Fax: (218) 723-3960

    if to ADESA:

    ADESA, Inc.
    13085 Hamilton Crossing Boulevard
    Carmel, Indiana 46032
    Attention: General Counsel
    Fax: (317) 249-4603

or to such other address or facsimile number as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by facsimile, confirmed by first class mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile or similar electronic transmission method; one working day after it is sent, if sent by recognized overnight courier; and three days after it is postmarked, if mailed first class mail or certified mail, return receipt requested, with postage prepaid.

        Section 8.6    COUNTERPARTS    This Agreement, including the Ancillary Agreement and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in two counterparts, each of which shall be deemed to be an original but both of which shall constitute one and the same agreement.

        Section 8.7    BINDING EFFECT; ASSIGNMENT    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and, nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement; provided that, the ADESA Group, the ADESA Indemnitees, the ALLETE Group, the ALLETE Indemnitees, and the Holders of Registrable Securities shall be entitled to the benefits and subject to the obligations of those provisions of this Agreement which expressly confer rights and/or impose obligations upon them. Such provisions of this Agreement may be enforced separately by each member of the ALLETE Group, each ALLETE Indemnitee, each member of the ADESA Group, each ADESA Indemnitee, and each Holder of Registrable Securities. Neither Party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other Party, and any such assignment shall be void; PROVIDED, HOWEVER, either Party may assign this Agreement to a successor entity in conjunction with such Party's reincorporation in another jurisdiction or into another business form.

        Section 8.8    SEVERABILITY    If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

        Section 8.9    FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE    No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        Section 8.10    AUTHORITY    Each of the Parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

        Section 8.11    INTERPRETATION    The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

        Section 8.12    CONFLICTING AGREEMENTS    None of the provisions of this Agreement are intended to supersede any provision in any Ancillary Agreement or any other agreement with respect to the respective subject matters thereof. In the event of conflict between this Agreement and any Ancillary Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail.

        Section 8.13    THIRD PARTY BENEFICIARIES    None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any Person. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any Liability (or otherwise) against either Party hereto.. Notwithstanding the foregoing to the contrary, the ADESA Group, the ADESA Indemnitees, the ALLETE Group, the ALLETE Indemnitees, and the Holders of Registrable Securities shall be entitled to the benefits of those provisions of this Agreement which expressly confer rights upon them.

ARTICLE IX
DEFINITIONS

        Section 9.1    DEFINED TERMS    The following capitalized terms shall have the meanings given to them in this Section 9.1:

          "AAA" has the meaning set forth in Section 4.10(a) of this Agreement.

          "Action" means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international governmental authority or any arbitration or mediation tribunal, other than any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation relating to Taxes.

          "ADESA" shall have the meaning set forth in the preamble to this Agreement.

          "ADESA Affiliate" means any corporation or other entity directly or indirectly controlled by ADESA.

          "ADESA's Auditors" shall have the meaning set forth in Section 4.4(a) of this Agreement.

          "ADESA Balance Sheet" shall mean ADESA's audited Consolidated Balance Sheet as of December 31, 2003.

          "ADESA Business" shall have the meaning set forth in the preamble of this Agreement.

          "ADESA Capital Stock" means all classes or series of capital stock of ADESA.

          "ADESA Covered Parties" has the meaning set forth in Section 7.1(a) of this Agreement.

          "ADESA Group" means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which ADESA will be the common parent corporation immediately after the Distribution, and any corporation or other entity which may become a member of such group from time to time.

          "ADESA Indemnitees" means ADESA, each member of the ADESA Group and each of their respective directors, officers and employees.

          "ADESA Liabilities" shall mean (without duplication) the following Liabilities:

            (i)    all Liabilities reflected in the ADESA Balance Sheet;

            (ii)   all Liabilities of ALLETE or its Subsidiaries that arise after the date of the ADESA Balance Sheet that would be reflected in an ADESA balance sheet as of the date of such Liabilities, if such balance sheet was prepared using the same principles and accounting policies under which the ADESA Balance Sheet was prepared;

            (iii)  all Liabilities that should have been reflected in the ADESA Balance Sheet but are not reflected in the ADESA Balance Sheet due to mistake or unintentional omission;

            (iv)  all Liabilities (other than Liabilities for Taxes), whether arising before, on or after the Effective Date, that relate to, arise or result from:

              (1)   the operation, or any of the assets, of the ADESA Business, as conducted at any time prior to, on or after the Effective Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person's authority)); or

              (2)   the operation of any business conducted by any member of the ADESA Group at any time after the Effective Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person's authority));

            (v)   all Liabilities that relate to, arise or result from the Debt Financing or any of the Debt Financing Events; and

            (vi)  all Liabilities that are expressly contemplated by this Agreement, or any other Ancillary Agreement (or the Schedules hereto or thereto) as Liabilities to be assumed by ADESA or any member of the ADESA Group, and all agreements, obligations and Liabilities of any member of the ADESA Group under this Agreement or any of the Ancillary Agreements.

          "ADESA Transfer Agent" means Wells Fargo Bank Minnesota, National Association.

          "Affiliated Company" of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

          "Agreement" shall mean this Master Separation Agreement, together with the schedules and exhibits hereto, as the same may be amended from time to time in accordance with the provisions hereof.

          "ALLETE" shall have the meaning set forth in the preamble to this Agreement.

          "ALLETE Affiliate" means any corporation or other entity directly or indirectly controlled by ALLETE, but excluding ADESA and any ADESA Affiliate.

          "ALLETE's Auditors" shall have the meaning set forth in Section 4.4(b) of this Agreement.

          "ALLETE Business" means any business of ALLETE other than the ADESA Business.

          "ALLETE Group" means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which ALLETE is the common parent corporation, and any corporation or other entity which may be, may have been or may become a member of such group from time to time, but excluding any member of the ADESA Group.

          "ALLETE Indemnitees" means ALLETE, each member of the ALLETE Group and each of their respective directors, officers and employees.

          "ALLETE Portions" means all information set forth in, or incorporated by reference into, the IPO Registration Statement, to the extent such information relates exclusively to (a) ALLETE and the ALLETE Group, (b) the ALLETE Business, (c) ALLETE's intentions with respect to the Distribution or (d) the terms of the Distribution, including, without limitation, the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution and the timing of and conditions to the consummation of the Distribution.

          "ALLETE Securities" shall have the meaning set forth in Section 5.2(b) of this Agreement.

          "Ancillary Agreements" shall mean the Tax Sharing Agreement, the Joint Aircraft Agreement and the Employee Matters Agreement.

          "Blackout Period" shall have the meaning set forth in Section 5.4 of this Agreement.

          "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the regulations promulgated thereunder.

          "Commission" shall have the meaning set forth in Section 3.1(a) of this Agreement.

          "Common Stock" means shares of common stock, par value $.01 per share, of ADESA.

          "Company Notice" shall have the meaning set forth in Section 5.2(a) of this Agreement.

          "Company Securities" shall have the meaning set forth in Section 5.2(b) of this Agreement.

          "Confidential Business Information" shall have the meaning set forth in Section 4.5(a)(iii) of this Agreement.

          "Confidential Information" shall have the meaning set forth in Section 4.5(a)(i) of this Agreement.

          "Confidential Operational Information" shall have the meaning set forth in Section 4.5(a)(ii) of this Agreement.

          "Continuously Effective" with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for transfers of Registrable Securities in accordance with the method of distribution set forth therein for longer than five (5) business days during the period specified in the relevant provision of this Agreement.

          "Contract" means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

          "Coverage Amount" shall have the meaning set forth in Section 7.6(ii).b).

          "Debt Financing" shall mean (i) the offer and sale of ADESA's $125 million aggregate principal amount of notes due 2012 and (ii) ADESA's proposed $525 million credit facility.

          "Debt Financing Date" shall mean the date on which the Debt Financing is consummated.

          "Debt Financing Events" shall have the meaning set forth in Section 3.3(a).

          "Demand Registration" shall have the meaning set forth in Section 5.1(a) of this Agreement.

          "Demand Registration Statement" shall have the meaning set forth in Section 5.1(a) of this Agreement.

          "Dispute" has the meaning set forth in Section 4.10(a) of this Agreement.

          "Dispute Resolution Commencement Date" has the meaning set forth in Section 4.10(a) of this Agreement.

          "Distribution" means the divestiture by ALLETE of all or a significant portion of the shares of capital stock of ADESA owned by ALLETE, which divestiture may be effected by ALLETE as a dividend, an exchange with existing ALLETE stockholders for shares of ALLETE capital stock, a spin-off or otherwise, as a result of which ALLETE is no longer required to consolidate ADESA's results of operations and financial position (determined in accordance with generally accepted accounting principles consistently applied).

          "Distribution Date" means the date on which the Distribution is consummated.

          "Effective Date" shall have the meaning set forth in Section 1.1 of this Agreement.

          "Employee Matters Agreement" means the Employee and Director Matters Agreement, attached as Exhibit E to this Agreement.

          "Exchange Act" shall have the meaning set forth in Section 3.1(a) of this Agreement.

          "Final Determination" has the meaning set forth in the Tax Sharing Agreement.

          "Governmental Approvals" means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

          "Governmental Authority" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

          "Holders" shall mean, collectively, ALLETE and its Affiliated Companies (other than ADESA and its Subsidiaries) who from time to time own Registrable Securities, each of such entities separately is sometimes referred to herein as a "Holder."

          "Indemnifying Party" means any party which may be obligated to provide indemnification to an Indemnitee pursuant to Section 6.2 or Section 6.3 hereof or any other section of this Agreement or any Ancillary Agreement.

          "Indemnitee" means any party which may be entitled to indemnification from an Indemnifying Party pursuant to Section 6.2 or Section 6.3 hereof or any other section of this Agreement or any Ancillary Agreement.

          "Information" means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

          "Insurance Policies" means insurance policies pursuant to which a Person makes a true risk transfer to an insurer.

          "Insurance Proceeds" means those monies: (a) received by an insured from an insurance carrier; or (b) paid by an insurance carrier on behalf of the insured; or (c) from Insurance Policies.

          Insured ADESA Liability" means any ADESA Liability to the extent that (i) it is covered under the terms of ALLETE's Insurance Policies in effect prior to the Distribution, and (ii) ADESA is not a named insured under, or otherwise entitled to the benefits of, such Insurance Policies.

          "IPO" shall have the meaning set forth in the preamble of this Agreement.

          "IPO Date" shall be deemed to be 12:01 a.m., Central Time, on the date on which the IPO is consummated.

          "IPO Events" shall have the meaning set forth in Section 3.4.

          "IPO Liabilities" means any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the IPO Registration Statement or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement.

          "IPO Registration Statement" shall have the meaning set forth in the preamble of this Agreement.

          "Joint Aircraft Agreement" means the Joint Aircraft Ownership and Management Agreement, attached as Exhibit D to this Agreement.

          "Liabilities" means all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted principles and accounting policies to be reflected in financial statements or disclosed in the notes thereto.

          "Loss and Losses" mean any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions and demands, assessments, judgments, settlements and compromises relating thereto and the costs and expenses of attorneys', accountants', consultants' and other professionals' fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder), excluding special, consequential, indirect, incidental and/or punitive damages (other than special, consequential, indirect, incidental and/or punitive damages awarded to any third party against an indemnified party).

          "Maximum Number" when used in connection with an Underwritten Offering, shall mean the maximum number of shares of Common Stock (or amount of other Registrable Securities) that the Underwriters' Representative has informed ADESA may be included as part of such offering without materially and adversely affecting the success or pricing of such offering.

          "NYSE" shall have the meaning set forth in Section 3.1(c) of this Agreement.

          "Other Holders" shall have the meaning set forth in Section 5.2(c) of this Agreement.

          "Other Securities" shall have the meaning set forth in Section 5.2(a) of this Agreement.

          "Overallocated Party" shall have the meaning set forth in Section 7.1(a)(iii).

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Pre-Distribution Period" shall have the meaning set forth in Section 4.13 of this Agreement.

          "Privileges" shall have the meaning set forth in Section 4.6(a) of this Agreement.

          "Privileged Information" shall have the meaning set forth in Section 4.6(a) of this Agreement.

          "Registrable Securities" means (i) the shares of Common Stock held by ALLETE immediately following the Effective Date (the "Shares"), (ii) any stock or other securities received by ALLETE into which or for which the Shares may hereafter be changed, converted or exchanged, and (iii) any other securities issued or distributed to ALLETE in respect of the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, (iv) any other securities received by ALLETE into which or for which shares of Common Stock are converted or exchanged or are convertible or exchangeable, (v) any other shares of Common Stock acquired by ALLETE prior to the Distribution Date, and (vi) any other successor securities received by ALLETE in respect of any of the forgoing (i) through (v); PROVIDED that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any shares of Common Stock or securities acquired in respect thereof thereafter acquired by such Holder, which shall also be deemed to be "Shares" and accordingly Registrable Securities, for purposes of such registration. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale by ALLETE shall have been declared effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public in accordance with Rule 144, (y) they shall have been otherwise transferred by ALLETE to an entity or Person that is not an Affiliated Company of ALLETE, new certificates for them not bearing a legend restricting further transfer shall have been delivered by ADESA and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (z) they shall have ceased to be outstanding.

          "Registration Expenses" means any and all out-of-pocket expenses incident to performance of or compliance with ARTICLE V of this Agreement, including, without limitation, (i) all Commission registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the National Association of Securities Dealers, Inc., (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with listing (or authorizing for quotation) the Registrable Securities on a securities exchange or automated inter-dealer Quotation System pursuant to the requirements hereof, (v) the fees and disbursements of counsel for ADESA and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) the reasonable fees and disbursements of one firm of counsel, other than ADESA's counsel, selected by the Holders of Registrable Securities being registered and reasonably acceptable to ADESA, (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (ix) the expenses incurred in connection with making "road show" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities.

          "Request" shall have the meaning set forth in Section 5.1(a) of this Agreement.

          "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Holder" shall have the meaning set forth in Section 5.6(e) of this Agreement.

          "Shared ADESA Percentage" means 50%.

          "Shared ALLETE Percentage" means 50%.

          "Shared Percentage" means the Shared ADESA Percentage or the Shared ALLETE Percentage, as the case may be.

          "Subsidiary" of any Person means a corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; PROVIDED, HOWEVER, that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person.

          "Tax Control" means ownership of an amount of equity of a corporation that represents both (i) "control" of that corporation within the meaning of Section 368(c) of the Code and (ii) the "80-percent voting and value test" set forth in Section 1504(a)(2) of the Code.

          "Tax-Free Status of the Distribution" means the nonrecognition of taxable gain or loss for U.S. federal income tax purposes, as provided in Sections 355 and 368 of the Code, to ALLETE, members of the affiliated group (within the meaning of Section 1504(a) of the Code) of which ALLETE is the common parent corporation and ALLETE's stockholders in connection with the Distribution.

          "Tax Plan" shall mean the steps described in Exhibit F to this Agreement.

          "Tax Sharing Agreement" means the Tax Sharing Agreement, attached as Exhibit C to this Agreement.

          "Tax and Taxes" have the meaning set forth in the Tax Sharing Agreement.

          "Third Party Claim" has the meaning set forth in Section 6.1(a) of this Agreement.

          "Underallocated Party" shall have the meaning set forth in Section 7.1(a)(iii).

          "Underwritten Offering" shall mean a registration in which securities of ADESA are sold to one or more underwriters for reoffering to the public.

          "Underwriters" shall have the meaning set forth in Section 3.1(a) of this Agreement.

          "Underwriting Agreement" shall have the meaning set forth in Section 3.1(a) of this Agreement.

          "Underwriters' Representative" when used in connection with an Underwritten Offering, shall mean the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriters designated as the Underwriters' Representative by the co-managers.

          WHEREFORE, the Parties have signed this Master Separation Agreement effective as of the date first set forth above.

ALLETE, INC.
Name: Title:
ADESA, INC.
Name: Title:

EXHIBITS

Exhibit A Certificate of Secretary of ALLETE

Exhibit B Certificate of Secretary of ADESA

Exhibit C Tax Sharing Agreement

Exhibit D Joint Aircraft Ownership & Management Agreement

Exhibit E Employee and Director Matters Agreement

Exhibit F Tax Plan

EXHIBIT A

CERTIFICATE OF SECRETARY OF
ALLETE, INC.

        I,                        , Secretary of ALLETE, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Company"), DO HEREBY CERTIFY that attached hereto are true and correct copies of certain resolutions adopted in a meeting of the Company Board of Directors on                        , 2004, which resolutions have not been amended, modified, rescinded and remain in full force and effect on the date hereof.

        IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of ALLETE, Inc. this            day of                        , 2004.

Name: Title:

A-1

EXHIBIT B

CERTIFICATE OF SECRETARY OF ADESA, INC.

        I,                        , Secretary of ADESA, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), DO HEREBY CERTIFY that attached hereto are true and correct copies of certain resolutions adopted in a meeting of the Company Board of Directors on                        , 2004, which resolutions have not been amended, modified, rescinded and remain in full force and effect on the date hereof.

        IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of ADESA, Inc. this            day of                        , 2004.

Name: Title:

B-1

EXHIBIT C

TAX SHARING AGREEMENT

C-1

EXHIBIT D

JOINT AIRCRAFT OWNERSHIP & MANAGEMENT AGREEMENT

D-1

EXHIBIT E

EMPLOYEE AND DIRECTOR MATTERS AGREEMENT

E-1

EXHIBIT F

TAX PLAN

F-1

SCHEDULE 2.2(b)

Name	ALLETE Position	Time Period
David G. Gartzke	Chairman of the board of directors	Until the Distribution
Deborah L. Weinstein	Director	Until the Distribution
Wynn V. Bussmann	Director	Until the Distribution
Dennis O. Green	Director	Until the Distribution
Donald C. Wegmiller	Director	Until the Distribution

2.2(b)-1

QuickLinks

MASTER SEPARATION AGREEMENT between ALLETE, INC. and ADESA, INC.
TABLE OF CONTENTS
MASTER SEPARATION AGREEMENT
EXHIBITS
EXHIBIT A CERTIFICATE OF SECRETARY OF ALLETE, INC.
EXHIBIT B CERTIFICATE OF SECRETARY OF ADESA, INC.
EXHIBIT C TAX SHARING AGREEMENT
EXHIBIT D JOINT AIRCRAFT OWNERSHIP & MANAGEMENT AGREEMENT
EXHIBIT E EMPLOYEE AND DIRECTOR MATTERS AGREEMENT
EXHIBIT F TAX PLAN
SCHEDULE 2.2(b)